UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2013

SOLARIS POWER CELLS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53982	46-3386352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3111 E. Taqhuitz Way, Palm Springs, California, 92262
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 760-600-5272

21194 N. 82nd Street, Scottsdale, Arizona 85255
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This current report on Form 8-K contains forward-looking statements. Forward-looking statements are projections in respect of future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. Forward-looking statements made in this Form 8-K include statements about:

  our marketing plan;

  our plans to hire industry experts and expand our management team;

  our beliefs regarding the future of our competitors;

  our anticipated development schedule;

  the anticipated benefits of our product;

  our expectation that the demand for our products will eventually increase; and

  our expectation that we will be able to raise capital when we need it.

These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” and the risks set out below, any of which may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks include, by way of example and not in limitation:

  general economic and business conditions;

  we may have product liability claims;

  we may not be successful in commercialization of our products;

  regulatory changes may hurt the market for our products;

  we may not be able to protect our intellectual property rights;

  our auditors have issued a going concern opinion regarding our company;

  for, among other things, capital, pharmaceutical products and skilled personnel; and

  other factors discussed under the section entitled “Risk Factors”.

These risks may cause our company’s or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

As used in this report, the terms “we”, “us”, “our” and “Rolling” mean Rolling Technologies, Inc. unless otherwise indicated. Unless otherwise specified, all dollar amounts are expressed in United States dollars.

We are a development stage corporation.

Item 1.01 Entry into a Material Definitive Agreement.

Please see Item 2.01 of this current report on Form 8-K.

Item 2.01 Completion of Licensing Agreement.

Name Change

Effective August 12, 2013, we changed our name from “Rolling Technologies Inc.” to “Solaris Power Cells, Inc.”. We effected this name change by a merger with our wholly owned subsidiary, which was incorporated solely to effect a change in our name.

The name change and the forward stock split became effective with the OTC Markets at the opening for trading on August 12, 2013 under the new symbol “ROTED”. Our new CUSIP number is 83416X 101. Our stock symbol is expected to be changed to “SPCL” on September 12, 2013.

Forward-Split

Effective August 12, 2013, we effected a 24 for one forward stock split of our authorized, and issued and outstanding shares of common stock. Our authorized common stock increased from 90,000,000 shares of common stock to 2,160,000,000 shares of common stock, and our issued and outstanding capital increased from 2,150,000 shares of common stock to 51,600,000 shares of common stock. As of August 23, 2013, we had 62,146,666 common shares issued and outstanding. All references to shares of our common stock are on a post-split basis.

IP Transfer Agreement

Pursuant to an Intellectual Property Assignment Agreement (the “IP Agreement”) dated August 23, 2013, Vincent Palmieri (“Palmieri”), Leonard Caprino (“Caprino”), Roy Givens (“Givens”), and Raymond Madick (“Madick”), we acquired all of the intellectual property (the “Intellectual Property”) associated with the renewable energy storage business carried on under the name “Solaris Power Cells” in exchange for the issuance of 2,220,000 shares of our common stock each of Palmieri, Caprino, Givens, and Madick.

For additional details regarding the Intellectual Property, please see the discussion under the heading “Description of Business.”

Employment Agreements

Vincent A. Palmieri

On August 23, 2013, we signed an employment agreement with Vincent Palmieri, to act as Chief Executive Officer, effective as of August 23, 2013. We agreed to pay the sum of $8,500 per month and will be reviewed on December 31 of each year by the company’s compensation committee or by the board of directors. Mr. Palmieri shall be entitled to participate in the company’s stock option plan. Mr. Palmieri will be entitled in each year to two weeks paid vacation until December 31, 2013, and, if the agreement is renewed, four weeks paid vacation for each additional year employed, in addition to weekends and federal holidays. We also agree to reimburse Mr. Palmieri on a monthly basis for normal and reasonable expenses that he incurs in connection with his duties under the agreement. The employment agreement shall terminate on December 31, 2013 and shall be automatically extended by one year unless either party gives ninety (90) days’ written notice. We may terminate Mr. Palmieri’s employment for cause at any time by delivering written notice of termination. In the event of this Mr. Palmieri will not be entitled to any additional payments or benefits other than for amounts due and owing as of the date of termination. We may also terminate Mr. Palmieri’s employment without notice but must pay six months’ salary in severance if the termination is without cause.

Leonard M. Caprino

On August 23, 2013, we signed an employment agreement with Leonard M. Caprino, to act as President, effective as of August 23, 2013. We agreed to pay the sum of $8,500 per month and will be reviewed on December 31 of each year by the company’s compensation committee or by the board of directors. Mr. Caprino shall be entitled to participate in the company’s stock option plan. Mr. Caprino will be entitled in each year to two weeks paid vacation until December 31, 2013, and, if the agreement is renewed, four weeks paid vacation for each additional year employed, in addition to weekends and federal holidays. We also agree to reimburse Mr. Caprino on a monthly basis for normal and reasonable expenses that he incurs in connection with his duties under the agreement. The employment agreement shall terminate on December 31, 2013 and shall be automatically extended by one year unless either party gives ninety (90) days’ written notice. We may terminate Mr. Caprino’s employment for cause at any time by delivering written notice of termination. In the event of this Mr. Caprino will not be entitled to any additional payments or benefits other than for amounts due and owing as of the date of termination. We may also terminate Mr. Caprino’s employment without notice but must pay one months’ salary in severance if the termination is without cause.

Raymond A. Madick

On August 23, 2013, we signed an employment agreement with Raymond A. Madick, to act as Vice President of Sales, effective as of August 23, 2013. We agreed to pay the sum of $8,500 per month and will be reviewed on December 31 of each year by the company’s compensation committee or by the board of directors. Mr. Madick shall be entitled to participate in the company’s stock option plan. Mr. Madick will be entitled in each year to two weeks paid vacation until December 31, 2013, and, if the agreement is renewed, four weeks paid vacation for each additional year employed, in addition to weekends and federal holidays. We also agree to reimburse Mr. Madick on a monthly basis for normal and reasonable expenses that he incurs in connection with his duties under the agreement. The employment agreement shall terminate on December 31, 2013 and shall be automatically extended by one year unless either party gives ninety (90) days’ written notice. We may terminate Mr. Madick’s employment for cause at any time by delivering written notice of termination. In the event of this Mr. Madick will not be entitled to any additional payments or benefits other than for amounts due and owing as of the date of termination. We may also terminate Mr. Madick’s employment without notice but must pay one months’ salary in severance if the termination is without cause.

Roy A. Givens

On August 23, 2013, we signed an employment agreement with Roy A. Givens, to act as Chief Technology Officer, effective as of August 23, 2013. We agreed to pay the sum of $8,500 per month and will be reviewed on December 31 of each year by the company’s compensation committee or by the board of directors. Mr. Givens shall be entitled to participate in the company’s stock option plan. Mr. Givens will be entitled in each year to two weeks paid vacation until December 31, 2013, and, if the agreement is renewed, four weeks paid vacation for each additional year employed, in addition to weekends and federal holidays. We also agree to reimburse Mr. Givens on a monthly basis for normal and reasonable expenses that he incurs in connection with his duties under the agreement. The employment agreement shall terminate on December 31, 2013 and shall be automatically extended by one year unless either party gives ninety (90) days’ written notice. We may terminate Mr. Givens’ employment for cause at any time by delivering written notice of termination. In the event of this Mr. Givens will not be entitled to any additional payments or benefits other than for amounts due and owing as of the date of termination. We may also terminate Mr. Givens’ employment without notice but must pay one months’ salary in severance if the termination is without cause.

Financing

On August 23, 2013, we issued an aggregate of 1,666,666 units of our company to one investor at a price of $0.30 per unit for gross proceeds of $500,000. Each unit is comprised of one share of our common stock and one share purchase warrant, which will entitle the person to purchase an additional share at an $0.40 for a period of three years.

We issued the units to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended

ADDITIONAL INFORMATION

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and the other information in this form 8-K before investing in our common stock.

Risks Associated with our Business

We will encounter manufacturing risks and may face product liability claims.

Our manufacture and sale of battery systems may expose us to significant risk of product liability claims. We may obtain product liability insurance but such coverage may be inadequate to protect us from any liabilities we may incur, or we may not be able to maintain adequate product liability insurance at acceptable rates. If a product liability claim or series of claims were brought against us for uninsured liabilities or for amounts in excess of insurance coverage, and it is ultimately determined that we are liable, we may be liable to pay the claim, which could exceed the resources available to us. In addition, we could experience some material design or manufacturing failure, a quality system failure, other safety issues or heightened regulatory scrutiny that may warrant a recall of our products. A recall of any of our products could also result in increased product liability claims and damage to our reputation.

Since we lack a meaningful operating history, it is difficult for potential investors to evaluate our business.

Our limited operating history makes it difficult for potential investors to evaluate our business or prospective operations. We are subject to all the risks inherent in the initial organization, financing, expenditures, complications and delays inherent in a new business. Investors should evaluate an investment in us in light of the uncertainties encountered by new companies in an intensely competitive industry. Our business is dependent upon the implementation of our business plan, as well as our ability to enter into agreements with third parties for, among other things, for the manufacturing of our products on commercially favorable terms. There can be no assurance that our efforts will be successful or that we will be able to attain profitability.

We may not be able to achieve commercialization of any products on the timetable we anticipate, or at all.

We cannot guarantee that we will be able to continue to develop commercially viable battery systems on the timetable we anticipate, or at all. The continued commercialization of our battery system requires substantial technological advances to improve the efficiency, functionality, durability, reliability, cost and performance of these products and to develop commercial volume manufacturing processes for our future products. Developing our technology may require substantial capital, and we cannot assure you that we will be able to generate or secure sufficient funding on acceptable terms to pursue commercialization plans on a larger scale. In addition, before any product can be released to market, it must be subjected to numerous field tests. These field tests may encounter problems and delays for a number of reasons, many of which are beyond our control. If these field tests reveal technical defects or reveal that our potential products do not meet performance goals, including useful life, reliability, and durability, our commercialization schedule could be delayed, and potential purchasers may decline to purchase future systems and products.

The commercialization of our battery systems also may depend on our ability to significantly reduce the costs of future systems and products. We cannot assure you that we will be able to sufficiently reduce the cost of these products versus existing technologies without reducing performance, reliability and durability, which would adversely affect consumers' willingness to buy future products.

We cannot assure you that we will be able to successfully execute our business plan.

The execution of our business plan poses many challenges and is based on a number of assumptions. We cannot assure you that we will be able to execute our business plan. Narrowing the scope of our development activities may not accelerate product commercialization. If we experience significant cost overruns on any of our product development programs, or if our business plan is more costly than anticipated, certain research and development activities may be delayed or eliminated, resulting in changes or delays to our commercialization plans.

Potential fluctuations in our financial and business results makes forecasting difficult and may restrict our access to funding for our commercialization plan.

We expect our operating results to vary significantly from quarter to quarter and even year to year. As a result, quarter to quarter or year to year comparisons of these operating results are not expected to be meaningful. Due to our business' stage of development, it is difficult to predict potential future revenues if any or results of operations accurately. It is likely that in one or more future quarters our operating results will fall below the expectations of investors or securities analysts, if any, who follow our Company. In addition, investors or security analysts may misunderstand our business decisions or have expectations that are inconsistent with our business plan. This may result in our business activities not meeting their expectations. Not meeting investor or security analyst expectations may materially and adversely impact the trading price of our common shares, and increase the cost and restrict our ability to secure required funding to pursue our commercialization plans.

A mass market for our products may never develop or may take longer to develop than we anticipate.

We do not know whether end-users will want to use our products. The development of a mass market for our battery system may be affected by many factors, some of which are beyond our control, including the emergence of newer, more competitive technologies and products, the future cost of raw materials used by our systems, regulatory requirements, consumer perceptions of the safety of any developed products, and consumer reluctance to buy a new product.

If a mass market fails to develop or develops more slowly than anticipated, we may be unable to recover the losses it will have incurred in the development of our current and potential future products and may never achieve profitability. In addition, we cannot guarantee that we will be able to develop, manufacture or market any products if sales levels do not support the continuation of those products.

Regulatory changes could hurt the market for our products.

Changes in existing government regulations and the emergence of new regulations with respect to our products may hurt the market for our future products. Environmental laws and regulations in the U.S. and other countries have driven interest in alternate energy systems. We cannot guarantee that these laws and policies will not change. Changes in these laws and other laws and policies or the failure of these laws and policies to become more widespread could result in consumers abandoning their interest in our products in favor of alternative technologies. In addition, as alternative energy products are introduced into the market, the governments in countries we intend to market our products may impose burdensome requirements and restrictions on the use of these technologies that could reduce or eliminate demand for some or all of our potential products.

If we fail to protect our intellectual property rights, competitors may be able to use our technology, which could weaken our competitive position, eliminate the potential for future revenue and increase costs.

We believe that our long-term success will depend to a large degree on our ability to protect the proprietary technology that we have developed or any other technology that we may develop or acquire in the future. Although we intend to aggressively pursue anyone we reasonably believe is infringing upon our intellectual property rights, initiating and maintaining suits against third parties that may infringe upon those intellectual property rights will require substantial financial resources. In addition, significant financial resources could be required to defend against any suits brought against us claiming our infringement of others' intellectual property rights. We may not have the financial resources to bring or defend such suits and if it such suits emerge, we may not prevail. Regardless of our success in any such actions, we could incur significant expenses in connection with such suits.

Failure to protect any intellectual property rights could seriously harm our business and prospects because we believe that developing new systems and products that are unique to us is critical to our success. We will rely on patent, trade secret, trademark and copyright law to protect our intellectual property. However, some of the intellectual property may not be covered by any patent or patent application, and certain patents will eventually expire. We cannot assure that any present or future issued patents will protect the technology. Moreover, our patent position is subject to complex factual and legal issues that may give rise to uncertainty as to the validity, scope and enforceability of a particular patent. Accordingly, there is no assurance that:

  any of the patents or patent applications developed, acquired or licensed by us will not be invalidated, circumvented, challenged, rendered unenforceable, or licensed to others; or

  any potential future patent applications will be issued with the breadth of claim coverage sought by us, if issued at all.

In addition, effective patent, trademark, copyright and trade secret protection may be unavailable, limited or not applied for in certain countries.

We may also seek to protect any proprietary intellectual property, including intellectual property that may not be patented or patentable, in part by confidentiality agreements and, if applicable, inventors' rights agreements with strategic partners and employees. We can provide no assurance that these agreements will not be breached, that we will have adequate remedies for any breach or that such persons or institutions will not assert rights to intellectual property arising out of these relationships.

Future intellectual property may be acquired without typical representations and warranties. If necessary or desirable, we may seek further licenses under the patents or other intellectual property rights of others. However, we can give no assurances that we will obtain such licenses or that the terms of any offered licenses will be acceptable to us. The failure to obtain a license from a third party for intellectual property we use could cause us to incur substantial liabilities and to suspend the development, manufacture or shipment of products or our use of processes requiring the use of such intellectual property.

We may be involved in intellectual property litigation that causes us to incur significant expenses or prevents us from selling any developed products.

We may become subject to lawsuits in which it is alleged that we have infringed the intellectual property rights of others or commence lawsuits against others who we believe are infringing upon our rights. Involvement in intellectual property litigation could result in significant expense, adversely affecting the development of the challenged product or intellectual property and diverting the efforts of our technical and management personnel, whether or not such litigation is resolved in its favor. In the event of an adverse outcome as a defendant in any such litigation, we may, among other things, be required to:

  pay substantial damages;

  cease the development, manufacture, use, sale or importation of any developed products that infringe upon other patented intellectual property;

  expend significant resources to develop or acquire non-infringing intellectual property;

  discontinue processes incorporating infringing technology; or

  obtain licenses to the infringing intellectual property.

We can provide no assurance that we would be successful in such development or acquisition, or that such licenses would be available upon reasonable terms. Any such development, acquisition or license could require the expenditure of substantial time and other resources and could have a material adverse effect on our business and financial results.

We will face significant competition.

As alternative energy technologies have the potential to replace existing power products, competition for those products will come from current power technologies, from improvements to current power technologies and from new alternative power technologies, including other types of alternative energy technologies. Each of our target markets is currently serviced by existing manufacturers with existing customers and suppliers. These manufacturers use proven and widely accepted technologies.

Additionally, there are competitors working on developing technologies other our system, such as advanced lithium-ion batteries and battery/fuel cell hybrids in each of our targeted markets. Some of these technologies are as capable of fulfilling existing and proposed regulatory requirements as our technology.

There are many different individuals, institutions and companies across the United States, Canada, Europe and Japan, including corporations, national laboratories and universities that are actively engaged in the development and manufacture of alternative energy technologies. Each of these competitors has the potential to capture market share in any of our future target markets.

Many of these competitors have substantial financial resources, customer bases, strategic alliances, manufacturing, marketing and sales capabilities, and businesses or other resources which give them significant competitive advantages over our company.

The loss of the services of certain key employees, or the failure to attract additional key individuals, would materially adversely affect our business.

Our success will depend on the continued services of certain technology development and marketing personnel. In addition, our success depends in large part on our ability in the future to attract and retain key management, engineering, scientific, manufacturing and operating personnel. Recruiting personnel for the alternative energy industries is highly competitive. We cannot guarantee that we will be able to attract and retain qualified executive, managerial and technical personnel needed for the development of potential products business. Our failure to attract or retain qualified personnel could have a material adverse effect on our business. Liquidity issues, discussed earlier, could severely impact our ability to attract qualified key personnel or retain existing personnel.

New legislation, including the Sarbanes-Oxley Act of 2002, may make it more difficult for us to retain or attract officers and directors.

The Sarbanes-Oxley Act of 2002 was enacted in response to public concerns regarding corporate accountability in connection with recent accounting scandals. The stated goals of the Sarbanes-Oxley Act are to increase corporate responsibility, to provide for enhanced penalties for accounting and auditing improprieties at publicly traded companies, and to protect investors by improving the accuracy and reliability of corporate disclosures pursuant to the securities laws. The Sarbanes-Oxley Act generally applies to all companies that file or are required to file periodic reports with the SEC, under the Securities Exchange Act of 1934. Upon becoming a public company, we will be required to comply with the Sarbanes-Oxley Act. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may deter qualified individuals from accepting these roles. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers. We continue to evaluate and monitor developments with respect to these rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Risks Associated with our Financial Condition

Because our auditor has issued a going concern opinion regarding our company, there is an increased risk associated with an investment in our company.

We have earned limited revenue since our inception, which makes it difficult to evaluate whether we will operate profitably. Operating expenses for the period from July 27, 2007 (date of inception) to April 30, 2013 totaled $123,685. We have incurred cumulative net losses of $123,685 since July 27, 2007. We have not attained profitable operations and no longer have a business, as our current business operations have been terminated. As of April 30, 2013 we had cash in the amount of $nil. Our future is dependent upon our ability to obtain financing or upon future profitable operations. We reserve the right to seek additional funds through private placements of our common stock and/or through debt financing. Our ability to raise additional financing is unknown. We do not have any formal commitments or arrangements for the advancement or loan of funds. For these reasons, our auditors stated in their report that they have substantial doubt we will be able to continue as a going concern. As a result, there is an increased risk that you could lose the entire amount of your investment in our company.

Risks Related to Our Securities

If a market for our common stock does not develop, shareholders may be unable to sell their shares.

A market for our common stock may never develop. We are listed for trading on the OTC Bulletin Board but have not yet traded. A public market may not materialize. If a public market for our common stock does not develop, investors may not be able to re-sell the shares of our common stock that they have purchased and may lose all of their investment.

If we issue shares of preferred stock with superior rights than the common stock, it could result in the decrease the value of our common stock and delay or prevent a change in control of us.

Our board of directors is authorized to issue up to 10,000,000 shares of preferred stock. Our board of directors has the power to establish the dividend rates, liquidation preferences, voting rights, redemption and conversion terms and privileges with respect to any series of preferred stock. The issuance of any shares of preferred stock having rights superior to those of the common stock may result in a decrease in the value or market price of the common stock. Holders of preferred stock may have the right to receive dividends, certain preferences in liquidation and conversion rights. The issuance of preferred stock could, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of us without further vote or action by the stockholders and may adversely affect the voting and other rights of the holders of common stock.

If our common stock is quoted on the over-the-counter bulletin board or traded and a public market for our common stock develops, short selling could increase the volatility of our stock price.

Short selling occurs when a person sells shares of stock which the person does not yet own and promises to buy stock in the future to cover the sale. The general objective of the person selling the shares short is to make a profit by buying the shares later, at a lower price, to cover the sale. Significant amounts of short selling, or the perception that a significant amount of short sales could occur, could depress the market price of our common stock. In contrast, purchases to cover a short position may have the effect of preventing or retarding a decline in the market price of our common stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on over-the-counter bulletin board or any other available markets or exchanges. Such short selling if it were to occur could impact the value of our stock in an extreme and volatile manner to the detriment of our shareholders.

Because we do not expect to pay dividends for the foreseeable future, investors seeking cash dividends should not purchase our common stock.

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future. Our payment of any future dividends will be at the discretion of our board of directors after taking into account various factors, including but not limited to our financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that we may be a party to at the time. Accordingly, investors must rely on sales of their own common stock after price appreciation, which may never occur, as the only way to realize their investment. Investors seeking cash dividends should not purchase our common stock.

Because we will be subject to the “Penny Stock” rules once our shares are quoted on the over-the-counter bulletin board, the level of trading activity in our stock may be reduced.

Broker-dealer practices in connection with transactions in “penny stocks” are regulated by penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on some national securities exchanges or quoted on NASDAQ). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, broker-dealers who sell these securities to persons other than established customers and “accredited investors” must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.

If our shares are quoted on the over-the-counter bulletin board, we will be required to remain current in our filings with the SEC and our securities will not be eligible for quotation if we are not current in our filings with the SEC.

In the event that our shares are quoted on the over-the-counter bulletin board, we will be required order to remain current in our filings with the SEC in order for shares of our common stock to be eligible for quotation on the over-the-counter bulletin board. In the event that we become delinquent in our required filings with the SEC, quotation of our common stock will be terminated following a 30 day grace period if we do not make our required filing during that time. If our shares are not eligible for quotation on the over-the-counter bulletin board, investors in our common stock may find it difficult to sell their shares.

DESCRIPTION OF BUSINESS

Overview

We were formed as a Nevada corporation, “Rolling Technologies Inc.,” on July 27, 2007. On August 12, 2013, we changed our name to Solaris Power Cells, Inc.

We are a development stage company and have not generated any sales to date. We are in the business of developing our energy storage device. We do not have any contracts in place relating to the manufacturing, development, or sales of our future products.

Our Product

We are developing a renewable energy storage device to market to residential and commercial industrial users. We currently have developed a prototype of our Solaris Power Cell, which is a 100% lead-free, solid state digital storage device. Our device provides a PCBA (Printed Circuit Board Assembly) that creates and intelligent power cell creating digital energy storage solution capable of providing energy storage to applications normally reliant and equipped with highly toxic inefficient lead acid, nickel metal hydride or lithium-ion batteries. Our products can use any renewable energy source including sun, wind, water, motion or thermal to provide the energy to be stored. Our product may also be used with non-renewable energy sources.

Our system stores DC energy at a rate limited only by the network feeding it, as it has efficiencies of 98.777% . Our product design allows for mass production and we anticipate it will compete head on with lead acid or lithium-ion batteries.

Off-grid lithium-ion and other battery types currently used in energy storage is limited in the flow of energy that can be accepted and stored at any given time and suffer from deficiencies such as short-life-cycles and are a hazardous waste product. In a typical battery, only a percentage of the energy sent to the battery is accepted; the balance is wasted. Our product is anticipated to accept close to 100% of its storage capacity very quickly because our charging process is only limited by the network, and not our technology.

In other words, a normal battery can take hours to recharge, whereas our product can recharge in a significantly less time compared to similar voltage storage capacity. A typical battery has a lifespan of 400-500 charge/discharge cycles, whereas our product can have one million charge/discharge cycles.

Solar panel manufacturers and other energy providers are working to maximize the amount of electrical power they can generate but they are losing that power to poor battery performance. We hope we can provide a better solution to those manufactures for use by the end users, and into new markets

We incorporate and implement a digital balancing design to insure the proper voltage is maintained on each power cell, thus making each cell smart. The energy is available to the regulator circuits that will regulate the output current and voltage. The capacity of the storage transfer rate is not limited in voltage or current and is controlled by our intelligent power controller and can be configured per application. The output of regulator section can be greater or less that the input voltage provided by the power cell. The output from the power cell system is regulated AC or DC power provided to the connected electrical systems.

Description of property

We are negotiating a facilities lease which may be home to our offices, research and development operations, warehousing, manufacturing, logistics and distribution. Our proposed facility is approximately 8,500 square feet and is located within blocks of United Parcel Service distribution center, Fed Ex distribution center and the Palm Springs International Airport.

Insurance

We do not maintain any insurance and do not intend to maintain insurance in the future. Because we do not have any insurance, if we are made a legal action, we may not have sufficient funds to defend the litigation.

Employees

We are a development stage company and currently have no employees, other than our officers and directors.

Research and Development Expenditures

We have not incurred any other research or development expenditures since our incorporation.

Subsidiaries

We do not have any subsidiaries.

Patents and Trademarks

We do not own, either legally or beneficially, any patents or trademarks. We rely on trade secrets to protect our intellectual property.

Going Concern

The independent auditors' report accompanying our July 31, 2012 financial statements contained an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. The financial statements have been prepared "assuming that we will continue as a going concern," which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business.

REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission and our filings are available to the public over the internet at the Securities and Exchange Commission’s website at http://www.sec.gov. The public may read and copy any materials filed by us with the Securities and Exchange Commission at the Securities and Exchange Commission’s Public Reference Room at 100 F Street N.E. Washington D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. The SEC also maintains an Internet site that contains reports, proxy and formation statements, and other information regarding issuers that file electronically with the SEC, at http://www.sec.gov.

DESCRIPTION OF OUR SECURITIES

Common Stock

Effective August 12, 2013, we effected a 24 for one forward stock split of our authorized, and issued and outstanding shares of common stock. Our authorized common stock increased from 90,000,000 shares of common stock to 2,160,000,000 shares of common stock, and our issued and outstanding capital increased from 2,150,000 shares of common stock to 51,600,000 shares of common stock. We currently have 62,146,666 shares issued and outstanding.

Preferred Stock

We are authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, none of which are currently outstanding. The shares of preferred stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the board of directors. The board of directors is expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of preferred stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Nevada.

Dividends

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his/her position, if he/she acted in good faith and in a manner he/she reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he/she is to be indemnified, we must indemnify him/her against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to Directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of August 23, 2013: (i) by each of our directors, (ii) by each of the Named Executive Officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than 5% of any class of our outstanding shares. As of August 23, 2013, there were 62,146,666 shares of our common stock outstanding:

Title of Class	Name and address of beneficial owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Ian Lev 21194 N. 82nd Street Scottsdale, Arizona 85255	720,000	1.16%
Common	Vincent Palmieri 79405 Highway 111, Suite 9488 La Quinta, CA 92253	9,240,000 Direct	14.8%
Common	Leonard Caprino 3111 E. Tahquitz Way, Suite 108 Palm Springs, CA 92262	9,240,000 Direct	14.8%

Title of Class	Name and address of beneficial owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Roy Givens 3111 E. Tahquitz Way, Suite 108 Palm Springs, CA 92262	9,240,000 Direct	14.8%
Common	Raymond A. Madick 42816 Del Lago Court Indio, CA 92203	9,240,000 Direct	14.8%
Common	All executive officers and directors as a group (4 persons)	37,680,000	59.20%
	Gatehouse Capital Inc. 128 Windmill Area Hattieville, Belize Central America	3,333,332(1) Direct	5.2%
Common	5% shareholder (1 individuals)	3,333,332	5.2%

1 Includes warrants to purchase up to 1,666,666 shares of our common stock.

Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of August 23, 2013, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of August 23, 2013, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Our common stock is our only issued and outstanding class of securities eligible to vote.

ADDITIONAL INFORMATION

The following documents are incorporated by reference into this current report on Form 8-K:

(1)	Our Quarterly Report on Form 10-Q for the period ended April 30, 2013, filed on EDGAR on May 29, 2013.

(2)	Our Quarterly Report on Form 10-Q for the period ended January 31, 2013, filed on EDGAR on February 13, 2013.

(3)	Our Quarterly Report on Form 10-Q for the period ended October 31, 2012, filed on EDGAR on November 28, 2012.

(4)	Our Annual Report on Form 10-K for the period ended July 31, 2012, filed on EDGAR on October 29, 2012.

Item 3.02 Unregistered Sales of Equity Securities.

Please see Item 2.01 of this current report on Form 8-K.

Item 5.01 Changes in Control of Registrant.

Pursuant to an affiliate stock purchase agreement dated for reference August 22, 2013, Palmieri, Caprino, Givens, and Madick each purchased 7,020,000 shares of our common stock from Ian Lev for an aggregate consideration of $15,210. Each of Palmieri, Caprino, Givens, and Madick now hold approximately 14.8% of our issued and outstanding Shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2013 Ian Lev resigned as our President, CEO, secretary and we appointed the following officers:

Name	Title
Vincent A. Palmieri	Chief Executive Officer and Treasurer
Leonard M. Caprino	President and Secretary
Roy A. Givens	Chief Technology Officer
Raymond A. Madick	Chief Sales Officer

Mr. Lev has resigned as a director, such resignation to be effective on the date that is the tenth day after an information statement has been mailed to the shareholders of our company. Effective August 23, 2013, Messrs. Palmieri, Caprino, Givens, and Madick will be appointed as directors of our company.

Vincent A. Palmieri

Prior to Solaris Power Cells Mr. Palmieri served As Chief Executive Officer for Secure-Info Imaging and Universal Data Cameras a manufacturer of hand-held data capture devices. Prior to Secure Info Imaging he served as CEO and Founder of Easyfeed.com. Easyfeed.com is a Southern California full service ASP offering E-Commerce Solutions, Specialized Software Solutions, Wireless and Dedicated Hosting products. From 1995 to 1999 Mr. Palmieri served as Chief Information Officer for Cole Vocational a Major Health Service Provider serving the State of California. From 1985 through the present Mr. Palmieri was Chairman and Chief Executive Officer for Pal Pacific Incorporated. Mr. Palmieri holds several Patents and has an extensive 20-year experience in UNIX, C++, Linux, Specialty software and High End Commercial E-Commerce Solutions such as Shop Zone and SBT. His work experience includes Business solutions for the Pre-Delivery division of Ford Motor Company and Ricoh Digital Products.

We believe Mr. Palmieri is qualified to serve on our board of directors because of his education and varied business experiences as described above.

Leonard M. Caprino

Prior to Solaris Power Cells, Mr. Caprino served as President & Co-Founder of Secure Info Imaging & Universal Data-Cameras (“Secure Info”), a manufacturer of hand-held data capturing devices. Prior to Secure-Info, he served as President and Founder of Easyfeed.com. Easyfeed.com was a Southern California full service ASP, offering, e-commerce solutions, web hosting, specialized business software solutions, wireless internet & high speed telco internet solutions for the commercial banking industry. Mr. Caprino received his Electronic Science Degree from Don Martin School of Radio Science.

We believe Mr. Caprino is qualified to serve on our board of directors because of his education and varied business experiences as described above.

Roy Givens

Prior to joining Solaris Power Cells Mr. Givens served as Chief Executive Officer and President of Pantrol Controls in Spokane, Washington. Roy helped grow Pantrol Controls from $250,000 to over $15 million in annual sales with over 60 employees. Pantrol was Washington State’s top 10 minority owned businesses and was voted Washington State’s fastest growing small Business. Mr. Givens has developed many new products including pellet stove control boards, custom control panels and service entrance panels for cell phone towers. Mr. Givens received his Technical Degree at Spokane Community College and received his Business Degree from Boise State.

We believe Mr. Givens is qualified to serve on our board of directors because of his education and varied business experiences as described above.

Raymond A. Madick

Priod to joining Solaris Power Cells Mr. Madick’s was most recently president of Gold Coast Metals, a Southern California distributor of Steel Products, whose customers include the local Golf Cart vendors and Golf Cart companies who customize the carts for customers. Mr. Madick has worked in top management positions in the development and marketing of products in the steel and automotive industries. These companies include National Steel, Geneva Steel and Manic Motors, where Mr. Madick led a highly successful sales team and launch new products into the market place.

We believe Mr. Madick is qualified to serve on our board of directors because of his education and varied business experiences as described above.

Family Relationships

There are no family relationships between or among our directors, executive officers or persons nominated or chosen by our company to become directors or executive officers.

Certain Related Transactions and Relationships

Other than the transactions described in this current report on Form 8-K, we have not been party to any transaction with our directors or officers since the beginning of our last fiscal year, or any currently proposed transaction with our directors or officers which we were or will be a participant in which our directors or officers had or will have a direct or indirect material interest.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description
10.1*	Affiliate Stock Purchase Agreement dated August 22, 2013 among Ian Lev, Vincent Palmieri, Raymond A. Madick, Roy A. Givens, and Leonard M. Caprino
10.2*	Employment Agreement with Vincent Palmieri
10.3*	Employment Agreement with Raymond A. Madick
10.4*	Employment Agreement with Roy A. Givens
10.5*	Employment Agreement with Leonard M. Caprino
10.6*	IP Transfer Agreement dated August 23, 2013 with Vincent Palmieri, Raymond A. Madick, Roy A. Givens, and Leonard M. Caprino

*Attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS POWER CELLS, INC.

“Vincent A. Palmieri”
Vincent A. Palmieri

August 29, 2013